SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus and all currently effective Supplements thereto for the Scudder PreservationPlus Income Fund -- Investment Class

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The following replaces the "How Much Investors Pay" section:

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Under normal circumstances, on shares purchased directly through the fund's transfer agent, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Interest Rate Trigger" is "active," as described under "Buying and Selling Investment Class Shares." Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Interest Rate Trigger is active. Shareholders should check with their financial representative directly.

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Fee Table^1
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed on Purchases                     None
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Maximum Redemption Fee (as a percentage of amount redeemed,
as applicable)                                                       2.00%^2
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                                       0.70%^3
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Distribution/Service (12b-1) Fee                                     None
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Other Expenses (including a 0.25% shareholder servicing fee)         0.92%^4
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Total Annual Operating Expenses                                      1.62%
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Fee Waiver/Expense Reimbursements                                   -0.12%^5
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Total Net Annual Operating Expenses                                  1.50%^6
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^1  Information on the annual operating expenses reflects the expenses of both the fund and PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the fund and the master portfolio appears in the "Who Manages and Oversees the Fund" section of this prospectus.)

^2 The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with redemptions including transaction costs of selling securities to meet redemptions, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements. The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.

^3 The Advisor will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

^4  "Other Expenses" include the annual premium rates the fund pays for Wrapper
     Agreements.

^5 The investment advisor and administrator have contractually agreed through January 31, 2010 to waive a portion of their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50%.

^6 The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.00%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.


Expense Example

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses remain the same and the fee waiver and/or expense reimbursement apply during the first seven years. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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     1 Year              3 Years              5 Years            10 Years
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     $153                 $474                 $818               $1,838
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               Please Retain This Supplement for Future Reference



09/02/03